As filed with the Securities and Exchange Commission on March 21, 2008
===============================================================================
                                                  1933 Act File No. 333-112202
                                                   1940 Act File No. 811-21496


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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



 MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                      ENERGY INCOME AND GROWTH FUND
                 FIRST TRUST ENHANCED EQUITY INCOME FUND
           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                  FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                  FIRST TRUST STRATEGIC HIGH INCOME FUND
                FIRST TRUST STRATEGIC HIGH INCOME FUND II
             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
              FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
 FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                 FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                     1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532

                              March 18, 2008

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 1001
Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, April 14, 2008, at 4:00 p.m. Central Time.

         At the Meeting, Shareholders of each Fund entitled to vote will be asked to vote on a proposal to elect one of the Trustees of their Fund (the "Proposal"). Shareholders will also be asked to transact such other business as may properly come before the Meeting and any adjournments thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         HOLDERS OF COMMON SHARES OF THE FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND ARE NOT ENTITLED TO VOTE ON THE ELECTION OF A TRUSTEE AT THIS YEAR'S MEETING. THEREFORE, IF YOU OWN COMMON SHARES OF THE FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND, YOUR PROXY IS NOT BEING SOLICITED AND NO PROXY CARD IS ENCLOSED. Although holders of common shares of the First Trust Tax-Advantaged Preferred Income Fund are not entitled to vote on the Proposal, the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement are being provided for informational purposes and such Shareholders may attend the Meeting if they wish to do so. Holders of the preferred shares of the Fund are entitled to vote on the Proposal.

         IF YOU OWN FUND SHARES OTHER THAN COMMON SHARES OF THE FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND, YOU ARE BEING ASKED TO VOTE ON THE PROPOSAL AT THIS YEAR'S MEETING. IF YOU CANNOT ATTEND THE MEETING, YOU MAY PARTICIPATE BY PROXY. YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Voting takes only a few minutes and each vote is important. Your prompt response will be much appreciated. After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. We appreciate your participation in this important Meeting.

         Thank you.

                                  Sincerely,

                                  /s/ James A. Bowen

                                  James A. Bowen
                                  Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

       REGISTRATION                             VALID SIGNATURE

       CORPORATE ACCOUNTS

       (1)  ABC Corp.                           ABC Corp.
       (2)  ABC Corp.                           John Doe, Treasurer
       (3)  ABC Corp.
              c/o John Doe, Treasurer           John Doe
       (4)  ABC Corp. Profit Sharing Plan       John Doe, Trustee


       TRUST ACCOUNTS

       (1)  ABC Trust                           Jane B. Doe, Trustee
       (2)  Jane B. Doe, Trustee
              u/t/d 12/28/78                    Jane B. Doe


       CUSTODIAL OR ESTATE ACCOUNTS

       (1) John B. Smith, Cust.
              f/b/o John B. Smith, Jr., UGMA    John B. Smith
       (2) John B. Smith                        John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          To be held on April 14, 2008


March 18, 2008

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on Monday, April 14, 2008, at 4:00 p.m. Central Time, for the following purposes:

          1. To elect one Trustee (the Class I Trustee) of each Fund.

          2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Trustees has fixed the close of business on February 11, 2008 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                  By order of the Board of Trustees,

                                  /s/ W. Scott Jardine

                                  W. Scott Jardine
                                  Secretary

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SHAREHOLDERS WHO ARE ENTITLED TO VOTE AT THE MEETING, BUT WHO DO NOT
EXPECT TO ATTEND THE MEETING, ARE REQUESTED TO PROMPTLY COMPLETE, SIGN,
DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT
REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS
FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                 FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
     FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND


                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 14, 2008

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                              JOINT PROXY STATEMENT
                                 March 18, 2008

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund (formerly known as First Trust/Fiduciary Asset Management Covered Call Fund), First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Monday, April 14, 2008, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and, if applicable, a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

         This Joint Proxy Statement and, if applicable, a proxy card will first be mailed to shareholders on or about March 18, 2008.

         Proxy solicitations will be made, beginning on or about March 18, 2008, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; (iii) with respect to Funds other than First Trust Active Dividend Income Fund, PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of such Funds and a subsidiary of The PNC Financial Services Group Inc.; (iv) with respect to First Trust Active Dividend Income Fund, American Stock Transfer & Trust Company ("AST"), the transfer agent of such Fund, agents of AST or Broadridge Financial Solutions, Inc.; or (v) any affiliates of the foregoing entities.

         The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on February 11, 2008 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

         Except for First Trust Tax-Advantaged Preferred Income Fund, each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Common Shares"). First Trust Tax-Advantaged Preferred Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, known as Common Shares and Series M Auction Preferred Shares ("Preferred Shares"). Common Shares and Preferred Shares are referred to collectively as ("Shares").

         The following table indicates which shareholders are solicited with respect to the proposal to elect the Class I Trustee of each Fund:

    MATTER                                                    COMMON   PREFERRED
                                                              SHARES     SHARES

 a. Election of one (1) Class I Trustee for Macquarie/First      X
    Trust Global Infrastructure/Utilities Dividend & Income
    Fund, Energy Income and Growth Fund, First Trust
    Enhanced Equity Income Fund, First Trust/Aberdeen Global
    Opportunity Income Fund, First Trust/FIDAC Mortgage
    Income Fund, First Trust Strategic High Income Fund,
    First Trust Strategic High Income Fund II, First
    Trust/Aberdeen Emerging Opportunity Fund, First
    Trust/Gallatin Specialty Finance and Financial
    Opportunities Fund and First Trust Active Dividend
    Income Fund

 b. Election of one (1) Class I Trustee for First Trust                     X
    Tax-Advantaged Preferred Income Fund

         Holders of Common Shares of the First Trust Tax-Advantaged Preferred Income Fund are NOT being solicited with respect to the proposal to elect the Class I Trustee of such Fund. However, this Joint Proxy Statement is being provided to such shareholders for informational purposes.

         THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE ADVISER AT 1001 WARRENVILLE ROAD, SUITE 300, LISLE, ILLINOIS 60532, BY CALLING (800) 988-5891 OR BY VISITING EACH FUND'S WEBSITE LOCATED AT
HTTP://WWW.FTPORTFOLIOS.COM.

         In order that your Shares may be represented at the Meeting, you are requested to:

         o indicate your instructions on the proxy card;

         o date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on FRIDAY, APRIL 11, 2008. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

         As described further in the proposal, for each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Class I Trustee of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

         The holders of Common Shares of the First Trust Tax-Advantaged Preferred Income Fund are NOT being solicited with respect to the proposal; although this Joint Proxy Statement is being sent to such shareholders for informational purposes, no proxy card is enclosed. For other shareholders, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the proxy card, Fund shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominee as a Class I Trustee and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting and any adjournments or postponements thereof as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

                               OUTSTANDING SHARES

         On the Record Date, each Fund had the following number of Common and Preferred Shares, if applicable, outstanding:

                                                                                         COMMON            PREFERRED
                                                                                         SHARES            SHARES
FUND                                                                                     OUTSTANDING       OUTSTANDING
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund              9,010,915        N/A
Energy Income and Growth Fund                                                             6,446,996        N/A
First Trust Enhanced Equity Income Fund                                                  19,973,164        N/A
First Trust/Aberdeen Global Opportunity Income Fund                                      17,365,236        N/A
First Trust/FIDAC Mortgage Income Fund                                                    4,045,236        N/A
First Trust Strategic High Income Fund                                                    8,983,394        N/A
First Trust Strategic High Income Fund II                                                 9,449,584        N/A
First Trust Tax-Advantaged Preferred Income Fund                                          2,978,820*       880
First Trust/Aberdeen Emerging Opportunity Fund                                            5,905,236        N/A
First Trust/Gallatin Specialty Finance and Financial Opportunities Fund                  14,113,554        N/A
First Trust Active Dividend Income Fund                                                   7,197,120        N/A

* Shareholders are not being solicited with respect to, and are not entitled to vote on the proposal described below.


         Common Shares of Energy Income and Growth Fund and First Trust Tax-Advantaged Preferred Income Fund are listed on the American Stock Exchange under the ticker symbols FEN and FPI, respectively. Common Shares of the other Funds are listed on the New York Stock Exchange under the following ticker symbols: Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD); First Trust Enhanced Equity Income Fund (FFA); First Trust/Aberdeen Global Opportunity Income Fund (FAM); First Trust/FIDAC Mortgage Income Fund
(FMY); First Trust Strategic High Income Fund (FHI); First Trust Strategic High Income Fund II (FHY); First Trust/Aberdeen Emerging Opportunity Fund (FEO); First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (FGB); and First Trust Active Dividend Income Fund (FAV). The Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund are not listed on a national stock exchange.

         Shareholders of record on the Record Date who are being solicited with respect to the proposal described below (who do NOT include holders of Common Shares of First Trust Tax-Advantaged Preferred Income Fund) are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any class of any Fund's outstanding Shares, except as described below. Information as to beneficial ownership of Common Shares, including percentage of outstanding shares beneficially owned, is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders. Information as to beneficial ownership of Preferred Shares is based on the securities position listing reports as of the Record Date. The Fund does not have any knowledge of who the ultimate beneficiaries are of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.

                      BENEFICIAL OWNERSHIP OF SHARES


NAME AND ADDRESS                  SHARES OF A CLASS      % OF OUTSTANDING SHARES
OF BENEFICIAL OWNER               BENEFICIALLY OWNED     OF A CLASS BENEFICIALLY
                                                         OWNED

RBC Dain Rauscher Inc.               878 Preferred            99.7%
510 Marquette Avenue South            Shares FPI
Minneapolis, MN 55402

Claymore Securities Inc.           2,138,295 Common           10.70%
2455 Corporate West Drive             Shares FFA
Lisle, IL 60532

Claymore Securities Inc.           1,809,959 Common           10.42%
2455 Corporate West Drive             Shares FAM
Lisle, IL 60532

SIT Investment Associates Inc.     1,187,047 Common           29.34%
90 South Seventh Street               Shares FMY
Minneapolis, MN 55402

Wachovia Corporation                573,536 Common            14.18%
One Wachovia Center                   Shares FMY
Charlotte, NC 28288-0137

Fixed Income Securities, Inc.       301,381 Common            5.10%
18925 Base Camp Road                  Shares FEO
Monument, CO 80132

Claymore Securities Inc.            845,859 Common           14.32%
2455 Corporate West Drive             Shares FEO
Lisle, IL 60532

               PROPOSAL: ELECTION OF CLASS I TRUSTEE OF EACH FUND

         Each Fund has established a staggered board consisting of five
(5) Trustees and three (3) classes. As indicated on the chart set forth below under "Management of the Funds," the term of each Trustee is in accordance with the structure of the staggered Board of each Fund. Current Trustee Robert F. Keith was designated and elected as a Class I Trustee with a term expiring at this year's Meeting and will stand as the nominee for election as Trustee at this year's Meeting. If elected, Mr. Keith will hold office for a three-year term expiring at the Funds' annual meeting of shareholders in 2011 or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed. Messrs. Bowen, Erickson, Kadlec and Nielson are current and continuing Trustees. Messrs. Erickson and Kadlec were designated and elected as Class II Trustees for a term expiring at the Funds' annual meeting of shareholders in 2009 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed. Messrs. Bowen and Nielson were designated and elected as Class III Trustees for a term expiring at the Funds' annual meeting of shareholders in 2010 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed.

          Mr. Keith was elected to the Boards of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund at each Fund's previous Annual Meeting of Shareholders held on April 16, 2007 and appointed to the Boards of Trustees of these Funds by the other Trustees on June 12, 2006. Mr. Keith was elected to the Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund at such Fund's previous Annual Meeting of Shareholders held on April 16, 2007 and by the initial shareholder of such Fund on its organizational date in 2006. Mr. Keith was elected to the Boards of Trustees of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund by the initial shareholder of such Funds on their respective organizational dates in 2007.

         a. FOR MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND, ENERGY INCOME AND GROWTH FUND, FIRST TRUST ENHANCED EQUITY INCOME FUND, FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND, FIRST TRUST/FIDAC MORTGAGE INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND II, FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND, FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND AND FIRST TRUST ACTIVE DIVIDEND INCOME
              FUND: One (1) Class I Trustee is to be elected by holders of Common Shares of each of the foregoing Funds, voting as a single class. Trustee Keith is the nominee for election as a Class I Trustee by all shareholders of each of the foregoing Funds for a three-year term.

         b.   FOR FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND:
              One (1) Class I Trustee is to be elected by holders of Preferred Shares of the foregoing Fund, voting as a single class. Trustee Keith is the nominee for election as a Class I Trustee by holders of Preferred Shares of the foregoing Fund for a three-year term.

         REQUIRED VOTE: For each Fund, the Class I Trustee, who is not an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (such Trustee, one of the "Independent Trustees"), must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominee listed if your proxy card has been properly executed and timely received by the Fund. If the nominee should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee as management may recommend.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

                         MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. The Trustees of a Fund set broad policies for that Fund, choose the Fund's officers, and hire the Fund's investment adviser and sub-adviser. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees.

         The Board of Trustees of each Fund is divided into three classes: Class I, Class II and Class III. As set forth below, the term of each Trustee is established in accordance with such Trustee's designated class.

         The following is a list of Trustees and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees, and the other directorships the Trustees hold, if applicable.



                                                   INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL OCCUPATION(S)      NUMBER OF
                                           TERM OF OFFICE       DURING                       PORTFOLIOS IN
                          POSITION(S)      AND                  PAST                         FIRST TRUST FUND   OTHER
 NAME, ADDRESS, AND       HELD WITH        LENGTH OF TIME       FIVE                         COMPLEX OVERSEEN   DIRECTORSHIPS
 DATE OF BIRTH            FUNDS            SERVED(2,3)          YEARS                        BY TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)        President,       Class III            President, First             58                 Trustee of
 1001 Warrenville         Chairman of                           Trust Advisors L.P.                             Wheaton
 Road                     the Board,                            and First Trust                                 College
 Suite 300                Chief Executive  Since 2004           Portfolios L.P.;
 Lisle, IL 60532          Officer and                           Chairman of the
 DOB: 9/55                Trustee                               Board of Directors,
                                                                BondWave LLC
                                                                (Software
                                                                Development
                                                                Company/Broker-Dealer)
                                                                and Stonebridge
                                                                Advisors LLC
                                                                (Investment Adviser)
-------------------------------------------------------------------------------------------------------------------------------


                                   -8-


                                                   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                           TERM OF OFFICE       PRINCIPAL                    PORTFOLIOS IN
                          POSITION(S)      AND                  OCCUPATION(S)                FIRST TRUST FUND   OTHER
 NAME, ADDRESS, AND       HELD WITH        LENGTH OF TIME       DURING PAST                  COMPLEX OVERSEEN   DIRECTORSHIPS
 DATE OF BIRTH            FUNDS            SERVED(2,3)          FIVE YEARS                   BY TRUSTEE         HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

 Richard E. Erickson      Trustee          Class II             Physician; President,           58              NONE
 c/o First Trust                                                Wheaton Orthopedics;
 Advisors L.P.                                                  Co-owner and Co-Director
 1001 Warrenville Road                     Since 2004           (January 1996 to May
 Suite 300                                                      2007), Sports Med Center
 Lisle, IL 60532                                                for Fitness; Limited
 DOB: 4/51                                                      Partner, Gundersen Real
                                                                Estate Partnership;
                                                                Limited Partner,
                                                                Sportsmed LLC
-------------------------------------------------------------------------------------------------------------------------------

 Thomas R. Kadlec         Trustee          Class II            Senior Vice President            58              NONE
 c/o First Trust                                               and Chief Financial
 Advisors L.P.                                                 Officer (May 2007 to
 1001 Warrenville Road                     Since 2004          Present), Vice President
 Suite 300                                                     and Chief Financial
 Lisle, IL 60532                                               Officer (1990 to May
 DOB: 11/57                                                    2007), ADM Investor
                                                               Services, Inc. (Futures
                                                               Commission Merchant);
                                                               President (May 2005 to
                                                               Present), ADM Derivatives, Inc.;
                                                               Registered Representative (2000
                                                               to Present), Segerdahl &
                                                               Company, Inc., a FINRA
                                                               member (Broker-Dealer)
-------------------------------------------------------------------------------------------------------------------------------

 Robert F. Keith            Trustee        Class I             President (2003 to               58              NONE
 c/o First Trust                                               Present), Hibs
 Advisors L.P.                             Since 2006          Enterprises
 1001 Warrenville Road                                         (Financial and
 Suite 300                                                     Management Consulting);
 Lisle, IL 60532                                               President (2001 to
 DOB: 11/56                                                    2003), Aramark Service
                                                               Master Management;
                                                               President and Chief
                                                               Operating Officer (1998
                                                               to 2003), Service Master
                                                               Management Services
----------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson            Trustee        Class III           President (June 2002                             Director of
 c/o First Trust                                               to Present), Covenant            58              Covenant
 Advisors L.P.                                                 College                                          Transport Inc.
 1001 Warrenville Road                     Since 2004
 Suite 300
 DOB: 3/54
----------------------------------------------------------------------------------------------------------------------------


                                   -9-


                                                   OFFICERS
----------------------------------------------------------------------------------------------------------------------------
                                           TERM OF OFFICE       PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND       POSITION(S)      AND LENGTH OF        DURING PAST FIVE
 DATE OF BIRTH            HELD WITH FUNDS  TIME SERVED(2,3)     YEARS
----------------------------------------------------------------------------------------------------------------------------

 Mark R. Bradley          Treasurer,       Indefinite           Chief Financial Officer, First Trust Advisors
 1001 Warrenville Road    Controller,                           L.P. and First Trust Portfolios L.P.; Chief
 Suite 300                Chief Financial                       Financial Officer, BondWave LLC (Software
 Lisle, IL 60532          Officer          Since 2004           Development Company/Broker-Dealer) and
 DOB: 11/57                                                     Stonebridge Advisors LLC (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------

 Kelley A. Christensen    Vice President   Indefinite           Assistant Vice President, First Trust Advisors
 1001 Warrenville Road                                          L.P. and First Trust Portfolios L.P.
 Suite 300
 Lisle, IL 60532                           Since 2006
 DOB: 9/70
----------------------------------------------------------------------------------------------------------------------------

 James M. Dykas           Assistant        Indefinite           Senior Vice President (April 2007 to
 1001 Warrenville Road    Treasurer                             Present), Vice President (January 2005 to
 Suite 300                                                      April 2007), First Trust Advisors L.P. and
 Lisle, IL 60532                           Since 2005           First Trust Portfolios L.P.; Executive
 DOB: 1/66                                                      Director (December 2002 to January 2005),
                                                                Vice President (December 2000 to December
                                                                2002), Van Kampen Asset Management and
                                                                Morgan Stanley Investment Management
----------------------------------------------------------------------------------------------------------------------------

 Christopher R. Fallow    Assistant Vice   Indefinite           Assistant Vice President (August 2006 to
 1001 Warrenville Road    President                             Present), Associate (January 2005 to August
 Suite 300                                                      2006), First Trust Advisors L.P. and First
 Lisle, IL 60532                           Since 2006           Trust Portfolios L.P.; Municipal Bond Trader
 DOB: 4/79                                                      (July 2001 to January 2005), BondWave LLC
                                                                (Software Development Company/Broker-Dealer)
----------------------------------------------------------------------------------------------------------------------------

 W. Scott Jardine         Secretary and    Indefinite           General Counsel, First Trust Advisors L.P. and
 1001 Warrenville Road    Chief Compliance                      First Trust Portfolios L.P.; Secretary,
 Suite 300                Officer ("CCO")  Secretary            BondWave LLC (Software Development
 Lisle, IL 60532                           and CCO              Company/Broker-Dealer) and Stonebridge
 DOB: 5/60                                 Since 2004           Advisors LLC (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------

 Daniel J. Lindquist      Vice President   Indefinite           Senior Vice President (September 2005 to
 1001 Warrenville Road                                          Present), Vice President (April 2004 to
 Suite 300                                                      September 2005), First Trust Advisors L.P. and
 Lisle, IL 60532                           Since 2005           First Trust Portfolios L.P.; Chief Operating
 DOB: 2/70                                                      Officer (January 2004 to April 2004), Mina
                                                                Capital Management, LLC; Chief Operating
                                                                Officer (April 2000 to January 2004), Samaritan
                                                                Asset Management Services, Inc.
----------------------------------------------------------------------------------------------------------------------------

 Kristi A. Maher          Assistant        Indefinite           Deputy General Counsel (May 2007 to
 1001 Warrenville Road    Secretary                             Present), Assistant General Counsel (March
 Suite 300                                                      2004 to May 2007), First Trust Advisors L.P.
 Lisle, IL 60532                           Since 2004           and First Trust Portfolios L.P.; Associate
 DOB: 12/66                                                     (December 1995 to March 2004), Chapman and
                                                                Cutler LLP
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving a term for each of the Funds until the Meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for each of the Funds until the Funds' 2009 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for each of the Funds until the Funds' 2010 annual meeting. Officers of the Funds have an indefinite term.
(3) All Trustees and officers, except for Robert F. Keith, Daniel J. Lindquist, James M. Dykas, Kelley A. Christensen and Christopher R. Fallow, were elected in 2005 for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund and in 2004 for the other then-existing Funds. All Trustees and officers, except for Robert F. Keith, Kelley A. Christensen and Christopher R. Fallow, were elected in 2006 for First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund at each Fund's respective organizational meeting. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the then-existing Funds, on December 12, 2005. Kelley A. Christensen was elected Vice President of all funds in the First Trust Fund Complex, including the then-existing Funds, on December 10, 2006. Christopher R. Fallow was elected Assistant Vice President of the then-existing Funds on December 10, 2006. Robert F. Keith was appointed or elected, as applicable, Trustee on June 12, 2006 or at the Fund's organizational meeting as described in the proposal above. All Trustees and officers were elected in 2007 for First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund at each Fund's respective organizational meeting.

          In addition to the Funds, the First Trust Fund Complex includes:
First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Strategic
High Income Fund III, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(TM) Fund, each an open-end investment company and an exchange-traded index fund with 17, 3 and 16 operating portfolios, respectively, advised by First Trust Advisors.

         Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each of the funds in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has ever been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-adviser or any of their affiliates.

         Officers. The officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 58 portfolios) as they hold with the Funds, except for Christopher R. Fallow. Mr. Fallow is an officer of 14 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(TM) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND OFFICERS

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2007:

               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND FIRST TRUST FUND COMPLEX (NUMBER OF SHARES HELD)
-----------------------------------------------------------------------------------------------------------------------------------
                                INTERESTED                                          INDEPENDENT
                                TRUSTEE                                             TRUSTEES
--------------------------- -------------------- ----------------------------------------------------------------------------------
FUND                          James A. Bowen         Richard E.        Thomas R. Kadlec       Robert F. Keith     Niel B. Nielson
                                                     Erickson
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
MACQUARIE/FIRST TRUST         $10,001-$50,000     $10,001-$50,000      $10,001-$50,000        $10,001-$50,000        $1-$10,000
GLOBAL
INFRASTRUCTURE/UTILITIES      (1,000 Shares)        (573 Shares)         (800 Shares)         (2,158 Shares)        (247 Shares)
DIVIDEND & INCOME FUND
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
ENERGY INCOME AND GROWTH            $0               $1-$10,000        $10,001-$50,000              $0               $1-$10,000
FUND
                                (0 Shares)          (300 Shares)         (700 Shares)           (0 Shares)          (315 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST ENHANCED                $0               $1-$10,000        $10,001-$50,000              $0               $1-$10,000
EQUITY INCOME FUND
                                (0 Shares)          (251 Shares)         (850 Shares)           (0 Shares)          (249 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST/ABERDEEN          $10,001-$50,000     $10,001-$50,000      $10,001-$50,000        $10,001-$50,000        $1-$10,000
GLOBAL
OPPORTUNITY INCOME FUND        (750 Shares)         (830 Shares)         (850 Shares)         (2,246 Shares)        (237 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST/FIDAC                   $0                   $0            $10,001-$50,000              $0               $1-$10,000
MORTGAGE INCOME FUND
                                (0 Shares)           (0 Shares)          (650 Shares)           (0 Shares)          (314 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST STRATEGIC         $10,001-$50,000            $0                   $0                    $0               $1-$10,000
HIGH INCOME FUND
                              (1,000 Shares)         (0 Shares)           (0 Shares)            (0 Shares)          (336 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST STRATEGIC        $50,001-$100,000            $0                   $0                    $0               $1-$10,000
HIGH INCOME FUND II
                              (3,750 Shares)         (0 Shares)           (0 Shares)            (0 Shares)          (335 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST TAX-ADVANTAGED          $0                   $0                   $0                    $0                   $0
PREFERRED INCOME FUND
                                (0 Shares)           (0 Shares)           (0 Shares)            (0 Shares)           (0 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST/ABERDEEN          $10,001-$50,000            $0            $10,001-$50,000              $0               $1-$10,000
EMERGING OPPORTUNITY FUND
                              (2,000 Shares)         (0 Shares)         (1,000 Shares)          (0 Shares)          (200 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST/GALLATIN                $0                   $0                   $0                    $0                   $0
SPECIALTY FINANCE AND
FINANCIAL OPPORTUNITIES         (0 Shares)           (0 Shares)           (0 Shares)            (0 Shares)           (0 Shares)
FUND
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
FIRST TRUST ACTIVE                  $0                   $0                   $0                    $0                   $0
DIVIDEND INCOME FUND
                                (0 Shares)           (0 Shares)           (0 Shares)            (0 Shares)           (0 Shares)
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------
AGGREGATE DOLLAR RANGE OF      Over $100,000       Over $100,000        Over $100,000          Over $100,000      $50,001-$100,000
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT         (18,500 Shares)      (6,160 Shares)      (10,249 Shares)        (6,579 Shares)       (4,025 Shares)
COMPANIES IN FIRST TRUST
FUND COMPLEX OVERSEEN BY
TRUSTEE
--------------------------- -------------------- ------------------- --------------------- ---------------------- -----------------

         As of December 31, 2007, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of the Funds or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of the Funds, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-adviser, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2007, the Trustees and Fund officers as a group beneficially owned approximately 49,000 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2007, the Trustees and Fund officers as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:



                                                            COMMON     PREFERRED
                                                            SHARES     SHARES
FUND                                                        OWNED      OWNED
Macquarie/First Trust Global Infrastructure/Utilities
   Dividend & Income Fund                                   4,778      N/A
Energy Income and Growth Fund                               1,315      N/A
First Trust Enhanced Equity Income Fund                     1,350      N/A
First Trust/Aberdeen Global Opportunity Income Fund         4,913      N/A
First Trust/FIDAC Mortgage Income Fund                        964      N/A
First Trust Strategic High Income Fund                      1,336      N/A
First Trust Strategic High Income Fund II                   4,085      N/A
First Trust Tax-Advantaged Preferred Income Fund                0        0
First Trust/Aberdeen Emerging Opportunity Fund              3,200      N/A
First Trust/Gallatin Specialty Finance and Financial
   Opportunities Fund                                           0      N/A
First Trust Active Dividend Income Fund                         0      N/A


COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

         Additionally, for all the trusts in the First Trust Fund Complex, effective January 1, 2008, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The chairmen and the Lead Trustee will serve two years before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         During the calendar year ended December 31, 2007, for all the trusts in the First Trust Fund Complex, Mr. Kadlec was paid $10,000 to serve as the Lead Trustee, Mr. Nielson was paid $5,000 to serve as chairman of the Audit Committee and no additional compensation was paid to Dr. Erickson for his service as chairman of the Nominating and Governance Committee and the Valuation Committee. The annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex. Independent Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.

         The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto. Each of the Trustees attended all of the meetings of the Boards of Trustees of the Funds.

         The aggregate fees and expenses paid to the Trustees by each Fund for their respective fiscal years (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

                                                        AGGREGATE FEES
FUND                                                    AND EXPENSES PAID

Macquarie/First Trust Global Infrastructure/Utilities
   Dividend & Income Fund                               $40,163
Energy Income and Growth Fund                           $40,030
First Trust Enhanced Equity Income Fund                 $39,950
First Trust/Aberdeen Global Opportunity Income Fund     $40,032
First Trust/FIDAC Mortgage Income Fund                  $39,823
First Trust Strategic High Income Fund                  $40,013
First Trust Strategic High Income Fund II               $40,077
First Trust Tax-Advantaged Preferred Income Fund        $39,814
First Trust/Aberdeen Emerging Opportunity Fund          $39,559
First Trust/Gallatin Specialty Finance and
   Financial Opportunities Fund(1)                      $38,961
First Trust Active Dividend Income Fund(1)              $38,912


(1) Each Fund commenced operations during its respective fiscal year, and, as a result, aggregate fees and expenses paid to the Trustees have been estimated to reflect payments for the current fiscal year.

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for their respective fiscal years. The Funds have no retirement or pension plans. The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.


                                      AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                          INTERESTED      INDEPENDENT
                                                          TRUSTEE         TRUSTEES
--------------------------------------------------------- --------------  -----------------------------------------------------
FUND
                                                          James A.        Richard E.    Thomas R.     Niel B.       Robert F.
                                                          Bowen           Erickson      Kadlec        Nielson       Keith
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------

MACQUARIE/FIRST TRUST GLOBAL                                   $0          $9,812       $10,290       $10,249        $9,812
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND(1)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
ENERGY INCOME AND GROWTH FUND(1)                               $0          $9,812       $10,241       $10,165        $9,812
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)                     $0          $9,673       $10,323       $10,281        $9,673
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/ABERDEEN GLOBAL                                    $0          $9,673       $10,382       $10,304        $9,673
OPPORTUNITY INCOME FUND(2)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/FIDAC                                              $0          $9,812       $10,159       $10,040        $9,812
MORTGAGE INCOME FUND(3)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC                                          $0          $9,812       $10,241       $10,148        $9,812
HIGH INCOME FUND(3)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC                                          $0          $9,812       $10,264       $10,189        $9,812
HIGH INCOME FUND II(3)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST TAX-ADVANTAGED                                     $0          $9,812       $10,159       $10,031        $9,812
PREFERRED INCOME FUND(3)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/ABERDEEN                                           $0          $9,673       $10,186       $10,027        $9,673
EMERGING OPPORTUNITY FUND(2)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL           $0          $9,861        $9,687        $9,760        $9,653
OPPORTUNITIES FUND(1), (4)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND(1), (4)                $0          $9,861        $9,687        $9,711        $9,653
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------
TOTAL COMPENSATION FROM THE FIRST TRUST                        $0        $156,875      $166,875      $166,500      $154,375
FUND COMPLEX (5)
--------------------------------------------------------- -------------- ------------ ------------- ------------- -------------

(1) For fiscal year ended November 30, 2007.
(2) For fiscal year ended December 31, 2007.
(3) For fiscal year ended October 31, 2007.
(4) Each Fund commenced operations during its respective fiscal year, and as a result, aggregate fees and expenses paid to the Trustees have been estimated to reflect payments for the current fiscal year.
(5) For calendar year ended December 31, 2007.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at www.ftportfolios.com. All of the Trustees attended the previous year's annual meeting of shareholders for Common Shares for each of the Funds, if one was held. This is the first Annual Meeting of Shareholders for First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund.


                                COMMITTEES

AUDIT COMMITTEE

         Each Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and the New York Stock Exchange. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). The number of meetings of the Audit Committee held by each Fund during its last fiscal year is shown in Schedule 1 hereto. Each of the Trustees attended all of the meetings of the Audit Committee of the Board of Trustees of each Fund.

         In carrying out its responsibilities, the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Funds. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committees is to assist the Boards of Trustees in their oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Boards of Trustees on December 10, 2007, a copy of which is attached as Exhibit A hereto, and is available on each Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committees reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the First Trust Tax-Advantaged Preferred Income Fund for the fiscal years ended October 31, 2007 at a meeting held on December 17, 2007; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund for the fiscal years ended November 30, 2007 at a meeting held on January 23, 2008; and the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund for the fiscal years ended December 31, 2007 at a meeting held on February 20, 2008, and discussed the audit of such financial statements with the independent auditors and management.

         In addition, the Audit Committees discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 114, The Auditor's Communication With Those Charged With Governance, as currently modified or supplemented. The Audit Committees also received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of each Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the years ended October 31, November 30, and December 31, 2007 in its Annual Report dated October 31, November 30, and December 31, 2007, respectively.

         Submitted by the Audit Committee of the Funds:
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Adviser for the following fees:

------------------------------ ------------------------ ------------------------ ----------------------- ------------------------
                                     AUDIT FEES          AUDIT RELATED FEES(1)        TAX FEES(2)           ALL OTHER FEES(3)
------------------------------ ------------------------ ------------------------ ----------------------- ------------------------
FUND                           2006        2007         2006        2007         2006        2007        2006         2007
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND(4)
   Fund                         $45,000      $89,700        $0        $2,700         $0        $4,350       $1,636      $1,185
   Adviser                        N/A          N/A          $0        $2,700         $0            $0      $23,303     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
ENERGY INCOME AND GROWTH
Fund(4)
   Fund                         $54,750      $96,500        $0        $3,000      $11,000     $79,500       $1,617        $878
   Adviser                        N/A          N/A          $0        $3,000           $0          $0      $39,111     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST ENHANCED EQUITY
INCOME FUND(5)
   Fund                         $35,000      $35,500        $0        $2,300        $4,725     $4,850       $2,768      $1,261
   Adviser                        N/A          N/A          $0        $2,300            $0         $0      $32,611     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND(5)
   Fund                         $40,000      $41,000        $0        $2,600        $4,200     $4,350       $3,570      $1,600
   Adviser                        N/A          N/A          $0        $2,600            $0         $0      $32,611     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST/FIDAC MORTGAGE
INCOME FUND(6)
   Fund                         $48,000      $27,400        $0        $2,400        $4,000     $4,125       $2,332        $311
   Adviser                        N/A          N/A          $0        $2,400            $0         $0     $107,730     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST STRATEGIC HIGH
INCOME FUND(6)
   Fund                         $40,000      $25,000        $0        $2,400        $4,000     $4,125       $4,202        $792
   Adviser                        N/A          N/A          $0        $2,400            $0         $0     $107,730     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------


                                  -18-


------------------------------ ------------------------ ------------------------ ----------------------- ------------------------
                                     AUDIT FEES          AUDIT RELATED FEES(1)        TAX FEES(2)           ALL OTHER FEES(3)
------------------------------ ------------------------ ------------------------ ----------------------- ------------------------
FUND                           2006        2007         2006        2007         2006        2007        2006         2007
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST STRATEGIC HIGH
INCOME FUND II(6)
   Fund                         $27,000      $25,000        $0        $2,400          $0       $4,125       $1,745     $12,864
   Adviser                        N/A          N/A          $0        $2,400          $0           $0     $107,730     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST TAX-ADVANTAGED
PREFERRED INCOME FUND(6)
   Fund                         $35,000      $17,500        $0        $1,800          $0       $4,000           $0      $8,666
   Adviser                        N/A          N/A          $0        $1,800          $0           $0      $23,306     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST/ABERDEEN EMERGING
OPPORTUNITY FUND(5)
   Fund                         $15,500      $41,000        $0        $2,600          $0       $4,350         $657        $446
   Adviser                        N/A          N/A          $0        $2,600          $0           $0      $23,303     $16,769
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST/GALLATIN SPECIALTY
FINANCE AND FINANCIAL
OPPORTUNITIES FUND(7)
   Fund                           N/A        $55,000       N/A          $0           N/A         $0          N/A          $0
   Adviser                        N/A          N/A         N/A          $0           N/A         $0          N/A          $0
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
FIRST TRUST ACTIVE DIVIDEND
INCOME FUND(8)
   Fund                           N/A        $40,500       N/A          $0           N/A         $0          N/A          $0
   Adviser                        N/A          N/A         N/A          $0           N/A         $0          N/A          $0
------------------------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------

(1) These fees were for additional audit work for the Fund.
(2) These fees were for tax consultation and tax preparation.
(3) These fees were for compliance consulting services.
(4) These fees were for the fiscal years ended November 30.
(5) These fees were for the fiscal years ended December 31.
(6) These fees were for the fiscal years ended October 31.
(7) These fees were for the period since inception on May 25, 2007 through November 30, 2007.
(8) These fees were for the period since inception on September 20, 2007 through November 30, 2007.

Non-Audit Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Adviser for the fees listed on the following page. No entities controlling, controlled by, or under common control with the Adviser provide ongoing services to any Fund.

                         AGGREGATE NON-AUDIT FEES

----------------------------------------------------------------- ------------------ ------------------
FUND                                                                    2006               2007
----------------------------------------------------------------- ------------------ ------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND(1)
   Fund                                                                 $1,636             $5,535
   Adviser                                                             $48,305            $26,469
----------------------------------------------------------------- ------------------ ------------------
ENERGY INCOME AND GROWTH FUND(1)
   Fund                                                                $12,451            $83,378
   Adviser                                                             $70,286            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)
   Fund                                                                 $7,493             $6,111
   Adviser                                                             $63,786            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND(2)
   Fund                                                                 $7,770             $5,950
   Adviser                                                             $63,786            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND(3)
   Fund                                                                 $6,332             $4,436
   Adviser                                                            $138,905            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND(3)
   Fund                                                                 $8,202             $4,917
   Adviser                                                            $138,905            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)
   Fund                                                                 $1,745            $16,989
   Adviser                                                            $138,905            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND(3)
   Fund                                                                     $0            $12,666
   Adviser                                                             $48,303            $23,769
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST/ABERDEEN EMERGING OPPORTUNITY FUND(2)
   Fund                                                                   $657             $4,796
   Adviser                                                             $48,303            $23,796
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL
OPPORTUNITIES FUND(4)
   Fund                                                                  N/A                   $0
   Adviser                                                               N/A               $7,000
----------------------------------------------------------------- ------------------ ------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND(5)
   Fund                                                                  N/A                   $0
   Adviser                                                               N/A                   $0
----------------------------------------------------------------- ------------------ ------------------

(1) These fees were for the fiscal years ended November 30.
(2) These fees were for the fiscal years ended December 31.
(3) These fees were for the fiscal years ending October 31.
(4) These fees were for the period since inception on May 25, 2007 through November 30, 2007.
(5) These fees were for the period since inception on September 20, 2007 through November 30, 2007.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, amended as of September 21, 2007, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services for the Funds' Adviser, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Funds' Adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         None of the Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed in the tables previously set forth that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has determined that the provision of non-audit services that were rendered to the Funds' Adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Boards of Trustees of the Funds have three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Effective January 1, 2008, Mr. Bowen and Dr. Erickson are members of the Executive Committee. Prior to January 1, 2008, Messrs. Bowen and Kadlec were members of the Executive Committee. The number of meetings of the Executive Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto. Each Fund's Executive Committee met to authorize the Funds' dividend declarations and to authorize the initial public offering of the applicable Funds.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. Effective January 1, 2008, Mr. Nielson serves as chairman of the Committee. Prior to January 1, 2008, Dr. Erickson served as chairman of the Committee. The number of meetings of the Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds and their investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. Each Fund has a retirement policy in place that prohibits consideration for election as a Trustee of persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. Effective January 1, 2008, Mr. Kadlec serves as chairman of the Valuation Committee. Prior to January 1, 2008, Dr. Erickson served as chairman of the Valuation Committee. The number of meetings of the Valuation Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

                          ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2009, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than November 19, 2008.

         Any proposal to elect any person nominated by shareholders for election as trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five
(45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty
(30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to
Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISER, SUB-ADVISERS, ADMINISTRATORS AND TRANSFER AGENTS

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 515 South Flower Street, Suite 1600, Los Angeles, California 90071, and Macquarie Capital Investment Management, LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisers to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Energy Income Partners, LLC, 49 Riverside Avenue, Westport, Connecticut 06880, serves as the investment sub-adviser to Energy Income and Growth Fund. Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment sub-adviser to First Trust Enhanced Equity Income Fund. Aberdeen Asset Management, Inc., 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33301, serves as the investment sub-adviser to First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund. Fixed Income Discount Advisory Company, Inc., 1211 Avenue of the Americas, 29th Floor, New York, New York 10036, serves as the investment sub-adviser to First Trust/FIDAC Mortgage Income Fund. Valhalla Capital Partners, LLC, 2527 Nelson Miller Parkway, Suite 207, Louisville, Kentucky 40223, serves as the investment sub-adviser to First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II. First Trust Portfolios L.P., an affiliate of First Trust Advisors, owns a minority interest in Valhalla Capital Partners, LLC. Stonebridge Advisors LLC, 187 Danbury Road, Wilton, Connecticut 06897, serves as the investment sub-adviser to First Trust Tax-Advantaged Preferred Income Fund and is an affiliate of First Trust Advisors L.P. Gallatin Asset Management, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, serves as the investment sub-adviser to First Trust/Gallatin Specialty Finance and Financial Opportunities Fund. Aviance Capital Management, LLC, 2080 Ringling

Boulevard, Sarasota, Florida 34237, serves as the investment sub-adviser to First Trust Active Dividend Income Fund. First Trust Portfolios L.P. owns a minority interest in Aviance Capital Management, LLC.

         PFPC acts as the administrator, accounting agent and transfer agent to the Funds (other than First Trust Active Dividend Income Fund) and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides other services through its own subsidiary business units.

         J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, serves as the administrator and accountant to First Trust Active Dividend Income Fund. AST, located at 59 Maiden Lane, New York, New York 10038, serves as the transfer agent to First Trust Active Dividend Income Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2007, November 30, 2007 and December 31, 2007, all such filing requirements applicable to such persons were met except as noted below. For Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, late Form 3 filings were made on behalf of Douglas M. Holthaus, Ketei Marakool, Kristi A. Maher and Joseph D. McDermott. For Energy Income and Growth Fund, late Form 3 filings were made on behalf of Eva Pao, James Murchie, Linda Longville, Saul Ballasteros, Energy Income Partners, LLC, Kristi A. Maher and Joseph D. McDermott. For First Trust Enhanced Equity Income Fund, late Form 3 filings were made on behalf of Bernard P. Schaffer, Timothy J. Riddle, Kevin A. Melich, G. Gregory Hagar, Chartwell Investment Partners, L.P. and Joseph D. McDermott. For First Trust/Aberdeen Global Opportunity Income Fund, late Form 3 filings were made on behalf of Joseph D. McDermott and Robert Sellar. For First Trust/FIDAC Mortgage Income Fund, late Form 3 filings were made on behalf of Joseph D. McDermott. For First Trust Strategic High Income Fund, late Form 3 filings were made on behalf of Matthew Hardin and Joseph D. McDermott. For First Trust Strategic High Income Fund II, late Form 3 filings were made on behalf of Matthew Hardin and Joseph D. McDermott. For First Trust Tax-Advantaged Preferred Income Fund, late Form 3 filings were made on behalf of Joseph D. McDermott. All of these late Form 3 filings were due to administrative oversight and were not made in conjunction with any purchase of securities of Funds in the First Trust Fund Complex.

         For First Trust Strategic High Income Fund II, nine late Form 4 filings representing nine transactions were made on behalf of Ronald McAlister, an officer of First Trust Advisors, and one late Form 4 filing representing one transaction was made on behalf of Scott Hall, also an officer of First Trust Advisors.

FISCAL YEAR

         The fiscal year end for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund was October 31, 2007. The fiscal year end for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was November 30, 2007. The fiscal year end for First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund and First Trust/Aberdeen Emerging Opportunity Fund was December 31, 2007.

ANNUAL REPORT DELIVERY

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.


                 OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 18, 2008

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO
NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN,
DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                SCHEDULE 1


                  NUMBER OF BOARD AND COMMITTEE MEETINGS
                 HELD DURING EACH FUND'S LAST FISCAL YEAR

---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
              FUND                  BOARD MEETINGS         AUDIT            EXECUTIVE         NOMINATING AND
                                                           COMMITTEE        COMMITTEE         GOVERNANCE         VALUATION
                                                           MEETINGS         MEETINGS          COMMITTEE          COMMITTEE
                                                                                              MEETINGS           MEETINGS
--------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------

Macquarie/First Trust Global                7                 8                  5                 4                  4
     Infrastructure/Utilities
     Dividend & Income Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
Energy Income and Growth Fund               9                 7                  4                 4                  4
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust Enhanced Equity Income          8                 7                  5                 4                  4
     Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust/Aberdeen Global                 7                 7                 14                 4                  4
     Opportunity Income Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust/FIDAC Mortgage Income           6                 6                 11                 4                  4
     Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust Strategic High Income           6                 6                 15                 4                  4
     Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust Strategic High Income           6                 6                 12                 4                  4
     Fund II
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust Tax-Advantaged                  6                 6                  4                 4                  4
     Preferred Income Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust/Aberdeen Emerging               7                 7                  4                 4                  4
     Opportunity Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust/Gallatin Specialty              3                 2                  4                 2                  2
     Finance and Financial
     Opportunities Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
First Trust Active Dividend Income          2                 1                  2                 1                  1
     Fund
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------

                                EXHIBIT A

                         AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

                    1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, or the American Stock Exchange or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of
         Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the American Stock Exchange or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the American Stock Exchange or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

                    1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    3. The Committee shall meet with the External
         Auditors in the absence of Fund Management, as necessary.

                    4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards
         Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates;
         and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                   10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                   11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                   12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

         B.  With respect to Fund Financial Statements:

                    1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance
Committee:

                    1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                             i. The Committee shall receive and retain,
                  in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, who shall forward the Report of Material Violation to the Committee.

                            ii. Upon receipt of a Report of Material
                  Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and
                  (b) determine whether an investigation is necessary.

                           iii. After considering the Report of a
                  Material Violation, the Committee shall do the following if it deems an investigation necessary:

                                o  Notify the full Board;

                                o  Initiate an investigation, which
                                   may be conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                                o  Retain such additional expert
                                   personnel as the Committee deems necessary.

                            iv. At the conclusion of any such
                  investigation, the Committee shall:

                                o  Recommend, by majority vote,
                           that the Fund implement an appropriate
                           response to evidence of a material violation;
                           and

                                o  Inform the chief legal officer
                           and the chief executive officer (or the
                           equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

                    1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

                    2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    4. The Committee shall evaluate on an annual basis the performance of the Committee.

                    5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   10. The Committee shall maintain minutes of its meetings.

                   11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

          A. The Committee shall determine the:

                    1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    2. Compensation to any advisers employed by the Committee.

                    B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund
         Management.

VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended:  December 10, 2007

                           [BLANK BACK COVER]

                                                                      PROXY CARD




            PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------
Proxy -- MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES
         DIVIDEND & INCOME FUND
--------------------------------------------------------------------------

PROXY SOLICITED BY THE BOARD OF TRUSTEES
ANNUAL MEETING ON APRIL 14, 2008

The undersigned holder of Common Shares of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponenments thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement dated March 18, 2008, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE SET FORTH.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND


--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------


            PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
                    BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


A. Election of Trustee -- The Board of Trustees recommends a vote FOR the nominee listed.


1.  Nominee:                         For  Withhold

    01 - Robert F. Keith*            [ ]    [ ]
         Class I (Expiring 2011)

* To elect the Trustee for a three-year term, by holders of Common Shares, voting as a single class.




B. Non-Voting Items

Change of Address -- Please print your new address below.



Comments -- Please print your comments below.


MEETING ATTENDANCE
Mark the box to the right
if you plan to attend the
Annual Meeting.              [ ]


C. Authorized Signature(s) -- This section must be completed for your vote to be counted. -- Date and Sign Below

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Date (mm/dd/yyyy) -- Please print date below.

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Signature 1 -- Please keep signature within the box.


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Signature 2 -- Please keep signature within the box.


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